Right-of-use assets	12 Months Ended
Sep. 30, 2025
Right-of-use assets
Right-of-use assets

7.Right-of-use assets

The following table presents right-of-use assets:

Offices
Balance at September 30, 2023	$361,036
Additions	—
Depreciation	(130,912)
Balance at September 30, 2024	$230,124
Additions	1,166,652
Disposals	(41,699)
Impairment	(88,596)
Depreciation	(101,300)
Balance at September 30, 2025	$1,165,181

In 2025, the Company made a total deposit of $44,578 associated with the new lease entered into during the year and to be released at the end of the lease term. This was initially recorded at fair value, discounted using a 10.7% interest rate. At September 30, 2025, $46,132 (2024 - $28,806, 2023 - $26,076) was the carrying value of all deposits and reported as non-current deposit in the consolidated statements of financial position.